SAFECO COMMON STOCK TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST,
             SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST

          SUPPLEMENT TO THE N0-LOAD CLASS PROSPECTUS DATED MAY 1, 2001
                         SUPPLEMENT DATED AUGUST 3, 2001


The following table replaces the "Fees and Expenses of the Fund" table for the International Stock Fund, located on page 15 of the No-Load Class Prospectus:


--------------------------------------------------- ----------------------------------------------------
  Fees and Expenses of the Fund
  Shareholder Fees                                    Annual Fund Operating Expenses
  (fees paid directly from your account)              (fees paid directly from Fund assets)

  Redemption and Exchange Fees*          2%           Management Fees                             1.00%
  Wire Redemption Fee...................$20           12b-1 Fees                                   None
  Annual Low Balance Fee**              $12           Other Expenses                              0.79%
                                                      Total Annual Fund Operating Expenses......  1.79%
                                                      Expense Reimbursement***                    0.39%
                                                      Net Annual Fund Operating Expenses          1.40%

     * For shares held less than 90 days.
    ** An annual low balance fee is charged in December for accounts with balances under $1,000 in the Fund.
  *** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1,
      1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense
      Limitation, SAM may offset such amounts against the Expense Limitation for the current month.
  --------------------------------------------------------------------------------------------------------

The following paragraph is inserted under the sub-section "Selling Shares" located on page 78 of the No-Load Class Prospectus:

     Effective October 1, 2001, the International Stock Fund will deduct 2.00% from the redemption proceeds for shares held less than 90 days (not including shares acquired through reinvested distributions or contributions to employer-sponsored retirement plans). These fees will be paid directly to the Fund and are designed to offset the brokerage commissions, market impact and other costs associated with fluctuations in the Fund's asset levels and cash flow caused by short-term shareholder trading. For purposes of determining the fee, shares held the longest will be redeemed first.


The following information is inserted as the first bullet point under the sub-section "Exchanging Shares" located on page 78 of the No-Load Class
Prospectus:

     o The International Stock Fund charges a 2% redemption fee for shares held less than 90 days. See "Selling Shares" for details.


                                  [Safeco LOGO]
GMF1115 08/01

SAFECO COMMON STOCK TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST
            SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST

         SUPPLEMENT TO THE ADVISOR CLASSES PROSPECTUS DATED MAY 1, 2001
                         SUPPLEMENT DATED AUGUST 3, 2001


The following table replaces the "Maximum Sales Charges and Shareholder Fees" table for the International Stock Fund located on page 19, of the Advisor Class A, Advisor Class B and Advisor Class C Prospectus:

--------------------------------------------------------------------------------------------------------------
Maximum Sales Charges and Shareholder Fees  (fees paid directly from your account)

                                                        Class A                    Class B                      Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of purchase price)
                                                        5.75%*                     None                          None

Maximum deferred sales charge (load) (as a percentage
of sale or purchase price whichever is less)
                                                        None                       5.00%**                       1.00%***

Sales charge on reinvested dividends
                                                        None                       None                          None

Redemption and exchange fees +
                                                        2.00%                      2.00%                        2.00%

Wire redemption fee
                                                        $20                        $20                          $20

Annual low balance fee ++
                                                        $12                        $12                          $12

   * Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales
     charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from
     qualified plans.
  **The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares
     convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.
  + For shares held less than 90 days.
 ++ An annual low balance fee is charged in December for accounts with balances under $1,000 in the Fund.
--------------------------------------------------------------------------------------------------------------

The following paragraph is inserted under the sub-section "Selling Shares" located on page 111 of the Advisor Class A, Advisor Class B and Advisor Class C
Prospectus:


     Effective October 1, 2001, the International Stock Fund will deduct 2.00% from the redemption proceeds for shares held less than 90 days (not including shares acquired through reinvested distributions or contributions to employer-sponsored retirement plans). These fees will be paid directly to the Fund and are designed to offset the brokerage commissions, market impact and other costs associated with fluctuations in the Fund's asset levels and cash flow caused by short-term shareholder trading. For purposes of determining the fee, shares held the longest will be redeemed first.


The following information is inserted as the first bullet point under the sub-section "Exchanging Shares" located on page 111 of the Advisor Class A, Advisor Class B and Advisor Class C Prospectus:

     o The International Stock Fund charges a 2% redemption fee for shares held less than 90 days. See "Selling Shares" for details.
                                  [Safeco LOGO]
GMF4289 08/01